                                                                    EXHIBIT 10.1


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 21, 2002 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and Bank One, NA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Borrower. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         B. The Credit Agreement was amended by a First Amendment to Credit Agreement dated June 4, 1999 (the "First Amendment"), a Second Amendment to Credit Agreement dated June 29, 2000 (the "Second Amendment"), a Third Amendment to Credit Agreement dated March 29, 2002 (the "Third Amendment") and a Fourth Amendment to Credit Agreement dated May 20, 2002 (the "Fourth Amendment"), pursuant to which the parties agreed to modify certain terms and conditions of the extension of credit to the Borrower.

         C. On or about May 28, 2002, the Borrower informed the Administrative Agent and the Lenders that the Borrower potentially was in violation of certain covenants set forth in the Credit Agreement, caused by the filing of a preliminary insolvency petition against Venture Germany GmbH, Venture Verwaltungs GmbH and Peguform GmbH & Co. KG (collectively the "German Insolvency Proceeding Subsidiaries"). On or about June 3, 2002, the Borrower informed the Administrative Agent and the Lenders that the Borrower potentially was in violation of certain covenants set forth in the Credit Agreement caused by the failure of the Borrower to pay interest on the 1999 Senior Unsecured Notes and the 1999 Senior Notes on the due date thereof. The Administrative Agent and the Lenders, at the request of the Borrower, waived such potential defaults on a temporary basis under the terms and conditions set forth in a Fifth Amendment to Credit Agreement dated as of June 3, 2002 (the "Fifth Amendment").

         D. Prior to the execution of the Fifth Amendment, the Borrower engaged Conway MacKenzie & Dunleavy ("CMD") as business and financial consultants to the Borrower.

         E. On June 24, 2002, representatives of the Borrower met with the Lenders and presented to the Lenders the Borrower's comprehensive proposal to address, among other things, the preliminary insolvency petition filed against the German Insolvency Proceeding Subsidiaries. The terms under which such comprehensive proposal would be considered and/or implemented were set forth in a Sixth Amendment to Credit Agreement dated as of June 27, 2002 (the "Sixth Amendment"). Also on June 24, 2002, the Borrower informed the Administrative Agent and the Lenders of the continuation of the potential defaults described in Recital C above. The Administrative Agent and the Lenders, at the request of the Borrower, waived such potential defaults on a temporary basis under the terms and conditions set forth in the Sixth Amendment.

         F. The temporary waiver set forth in the Sixth Amendment was due to expire on September 1, 2002. On August 28, 2002, the Borrower informed the Administrative Agent and the Lenders that the preliminary insolvency petition against the German Insolvency Proceeding Subsidiaries had been extended and that the corresponding potential defaults under the Credit Agreement were continuing. The Administrative Agent and the Lenders, at the request of the Borrower, waived such potential defaults on a temporary basis under the terms and conditions set forth in a Seventh Amendment to Credit Agreement dated as of August 28, 2002 (the "Seventh Amendment").

         G. The Credit Agreement (as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment), all promissory notes executed by any Borrower in favor of the Administrative Agent and/or the Lenders, and any and all of the Collateral Documents (including without limitation all security agreements, mortgages, guaranties, pledges and other instruments, documents or agreements of any kind evidencing, securing or relating to the indebtedness of the Borrower in favor of the Lenders) are sometimes referred to collectively as the "Loan Documents."

         H. On October 1, 2002, the preliminary insolvency petition against the German Insolvency Proceeding Subsidiaries was converted to a formal insolvency proceeding (the "German Formal Insolvency Proceeding"). As a result of such conversion, certain Defaults have occurred under the Credit Agreement as described in Exhibit A annexed hereto (collectively the "Existing Defaults"). The Existing Defaults are continuing as of the date hereof.

         I. As a consequence of the Existing Defaults, among other things, (i) all indebtedness owed to the Lenders by the Borrower and all other obligations owed to the Lenders or the Administrative Agent under the Loan Documents are subject to acceleration pursuant to Section 8.1(a) of the Credit Agreement, and
(ii) the Lenders have no obligation to advance further loans or credit to the Borrower, pursuant to Section 4.2(i) of the Credit Agreement.

         J. Notwithstanding the continuation of the Existing Defaults, the Borrower has requested that the Administrative Agent and the Lenders (a) modify certain terms and conditions set forth in the Credit Agreement, (b) waive the Existing Defaults on a temporary basis, (c) forbear temporarily from exercising remedies available under the Loan Documents or at law or in equity and (d) consent to a priming lien on the assets of the Borrower and its Subsidiaries and Deluxe Pattern Corporation in connection with certain potential future financing arranged by the Administrative Agent, all in order to (i) permit the Borrower an opportunity to develop and implement a restructuring plan and (ii) permit the Borrower to continue to develop and implement a revised business plan and financial strategy that would address, inter alia, repayment of the indebtedness owed to the Lenders.

         K. As of October 21, 2002, the Borrower is indebted to the Lenders on account of Revolving Credit Loans, Swing Loans and the outstanding face amount of Facility Letters of Credit under the Credit Agreement in the aggregate principal amount of $174,113,840.22 plus accrued interest.

         L. As of October 21, 2002, the Borrower is indebted to the Lenders on account of Term Loans under the Credit Agreement (consisting of Term Loan A, Term Loan B and Term Loan C) in the aggregate principal amount of $259,275,988.60 plus accrued interest.

         M. In addition to the indebtedness described in the foregoing recitals, the Borrower is indebted to the Administrative Agent and the Lenders for certain fees, expenses and costs incurred by or on behalf of the Administrative Agent and the Lenders as provided in the Credit Agreement. In addition to other obligations, all the indebtedness, obligations and liabilities described in this Recital M, in the foregoing Recitals K and L and/or otherwise owing under the Loan Documents, are Secured Obligations.

         N. The Secured Obligations are unconditionally guaranteed by the Guarantors, subject to any limitations set forth in the applicable Guaranties.

         O. The Principal has agreed (i) that each of Venture Heavy Machinery Limited Liability Company, a Michigan limited liability company, Venture Real Estate Acquisition Company, a Michigan corporation, Venture Equipment Acquisition Company, a Michigan corporation, Realven Corporation, a Michigan corporation, Deluxe Pattern Corporation, a Michigan corporation, Venture Real Estate, Inc., a Michigan corporation, Venture Automotive Corp., a Michigan corporation, Farm & Country Real Estate Company, a Michigan corporation, Patent Holding Company, a Michigan corporation, P.I.M Management Company, a Michigan corporation and Venco #1 LLC, a Michigan limited liability company (collectively the "Affiliate Guarantors") will execute and deliver to the Administrative Agent, for the benefit of itself and the Lenders, unlimited secured guaranties of the Secured Obligations (provided that the guaranties of P.I.M. Management Company and Venco #1 LLC, indirect owners of a majority of the stock of Venture Asia Pacific (Pty) Ltd. ("Venture Australia") and Venture Otto South Africa
(Pty) Ltd. ("Venture South Africa"), shall be guaranties of collection only, including following collection efforts with respect to the Guarantors and the other Affiliate Guarantors, and provided, further, that the guaranty of P.I.M. Management Company shall be limited to assets related to Venture Australia, Venture Holdings B.V. and Venture South Africa (collectively the "Foreign Issuers")) and grant liens and security interests in all of their respective assets (and with respect to P.I.M. Management Company and Venco #1 LLC, a pledge their stock and of 65% of the ownership interests in the Foreign Issuers, enforceable only following collection efforts against the Borrower, the Guarantors and the other Affiliate Guarantors and, as to P.I.M. Management Company, limited to the assets related to the Foreign Issuers), each to the maximum extent permitted by applicable law and to the extent not prohibited by existing contractual restrictions; (ii) that the Principal will pledge to the Administrative Agent, for the benefit of itself and the Lenders, 100% of his ownership interest in each of the Affiliate Guarantors and any holding companies for any of such Affiliate Guarantors (such pledge to be limited to any such holding company's interest in the Affiliate Guarantors); and (iii) to cause Venture Sales & Engineering, Corp., a Michigan corporation, to execute a collateral assignment of its commission agreement with the Borrower.

         P. To secure payment of the Secured Obligations, including, without limitation, the indebtedness described in the foregoing recitals, the Borrower and each Guarantor have granted to the Administrative Agent, for the benefit of itself and the Lenders, a security interest in, without limitation, all of the Borrower's and such Guarantor's present and future accounts, documents, instruments, general intangibles, investment property, chattel paper, furniture, fixtures, machinery, equipment, inventory and all other property and assets of the Borrower and the Guarantors, including books and records relating thereto and all substitutions, replacements, additions, accessories, products and proceeds thereof, and including a pledge of corporate stock to the extent required under the Credit Agreement and a mortgage of real property, which security interests are duly perfected security interests to the extent that perfection may be obtained by filing under the Uniform Commercial Code.

         Q. As a consequence of the Existing Defaults, the Borrower is precluded from making any payments to the holders of Subordinated Indebtedness (if any), and the Borrower has agreed that it shall not make any payments to the holders of any Subordinated Indebtedness.

         R. Based upon the foregoing recitals, and without waiving any existing or future rights or remedies which the Administrative Agent and/or the Lenders may have against the Borrower or any Guarantor, the Administrative Agent and the Lenders are willing to amend the terms of the Credit Agreement and to forbear from exercising remedies available to them at the present time, for a limited period of time, all under the terms and conditions expressly set forth herein.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


                                   ARTICLE 1.
                DEFAULT, FORBEARANCE AND RESTRUCTURING PROVISIONS

         1.1 Affirmation of Recitals. The Borrower and the Guarantors hereby acknowledge and affirm the accuracy of the foregoing recitals.

         1.2 Existing Defaults. The Borrower acknowledges the occurrence of the Existing Defaults and the continuation of such Existing Defaults through the date of this Amendment. As a result of the Existing Defaults, the Borrower acknowledges (i) that all Secured Obligations owed by the Borrower to the Lenders are subject to acceleration, (ii) that the Required Lenders have the right at any time to exercise one or more available remedies and (iii) that the Lenders have no obligation to advance further loans or credit to the Borrower. Also as a result of the Existing Defaults, the Borrower acknowledges that it is precluded from making any payments to the holders of any Subordinated Indebtedness (if any) and the Borrower has agreed not to make any payment related to any Subordinated Indebtedness absent the prior written consent of the Required Lenders (or the Administrative Agent acting with the consent of the Required Lenders).

         1.3 Conditions for Forbearance. Subject to strict compliance with the terms and conditions set forth herein, the Lenders agree to forbear from enforcing their rights and remedies based on the Existing Defaults while the Borrower and its consultants implement the Borrower's plan for improvement of the Borrower's financial condition, provided that (i) except to the extent and on the terms set forth expressly herein, the Administrative Agent and the Lenders do not waive the Existing Defaults and (ii) such agreement to forbear shall not create a waiver of the right of the Administrative Agent or the Lenders, upon the occurrence of an Event of Default hereunder or a new Default or Unmatured Default under the Loan Documents, to enforce available rights and remedies at any time, in their sole discretion, in accordance with the Credit Agreement (as modified herein) and the other Loan Documents. Absent an earlier Event of Default, the period during which the Lenders shall forbear is from the Eighth Amendment Effective Date through April 15, 2003 (the "Restructuring Period"). The Lenders' forbearance shall be governed by and subject to the following terms and conditions, and the Borrower and the Guarantors, as applicable, agree to take all actions to cause each of the following to be satisfied:

                           a. The Borrower shall keep the representatives of the
                  Administrative Agent (including its counsel and advisors) and the Lenders apprised of the Borrower's business and financial operations and of any material discussions and negotiations pertaining to lessors, vendors, suppliers, customers, joint venture partners, acquisition targets or potential purchasers of any business segments or significant assets of the Borrower or any of its Subsidiaries. Information on such matters shall be provided periodically as appropriate and not less frequently than weekly. Commencing immediately upon the Eighth Amendment Effective Date, the Borrower shall use its best efforts to negotiate a comprehensive restructuring plan acceptable to all constituents (including the Administrative Agent and the Lenders).

                           b. The Borrower shall strictly comply with the
                  financial reporting requirements under the Loan Documents, as modified herein (subject to timely availability of information from Foreign Subsidiaries to the extent that such information is not controlled by the Borrower). In addition to the reporting requirements set forth in Section 6.1 of the Credit Agreement (as modified herein), (i) not later than Wednesday of each week during the Restructuring Period, the Borrower will deliver to the Administrative Agent and its advisors, in form and detail satisfactory to the Administrative Agent, (A) weekly updates related to the detailed 13-week rolling cash flow forecast as required under Section 4.2 of this Amendment, showing actual results from the prior week and on a cumulative basis, and including a report of any variances between actual results and the Approved Budget, and (B) a duly-executed Borrowing Base Certificate and compliance certificate (in the form annexed hereto as Exhibit B) with respect to the Borrower's compliance with the applicable financial covenants set forth in the Credit Agreement and this Amendment; (ii) not later than the tenth (10th) day of each month during the Restructuring Period, the Borrower will deliver to the Administrative Agent and its advisors, in form and detail satisfactory to the Administrative Agent, detailed agings of accounts payable and accounts receivable for the Borrower and its Subsidiaries as of the end of the prior month; and (iii) the Borrower shall deliver to the Administrative Agent and its advisors, immediately upon receipt thereof, copies of any fully-executed letters of intent, agreements or similar documents pertaining in any manner to any proposed sale or other disposition of any assets or business segments of the Borrower or its Subsidiaries other than in the ordinary course of business.

                           c. Except to the extent expressly excused or waived
                  under the terms and conditions set forth in this Amendment, the Borrower shall pay when due all amounts owed to the Administrative Agent and the Lenders under the Loan Documents.

                           d. The Borrower shall not request any further
                  Advances (including with respect to any Swing Loans) under the Credit Agreement.

                           e. All representations and warranties made by the
                  Borrower under this Amendment shall be true and correct when made.

                           f. (i) Commencing October 26, 2002 and for each
                  "Measuring Period" (defined below) thereafter during the Restructuring Period, the actual cumulative "Adjusted Net Cash Flow" (defined below) of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary on a consolidated basis during such Measuring Period shall equal or exceed the projected Adjusted Net Cash Flow for such Measuring Period as compared against the Approved Budget pursuant to Section 4.2 of this Amendment, within a cumulative negative variance of ten percent (10%). The term "Adjusted Net Cash Flow" shall mean the excess (if any) of the consolidated aggregate cash receipts of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary during the relevant period (excluding (A) the Borrower's (or its Domestic Subsidiaries' or Canadian Subsidiary's) share of any Net Cash Proceeds generated by any sale of assets or by the issuance or sale of any equity securities or debt incurrence, (B) the amount of any tax refunds and (C) any accelerated tooling payments outside of the ordinary course of business to the extent not included in the Approved Budget) compared to the cumulative consolidated aggregate cash disbursements of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary during such period for operating expenses, taxes and debt service (but excluding any disbursements for restructuring professional fees paid by the Borrower during such period in excess of projected amounts), all as shown on the reports required pursuant to Sections 1.3b and 4.2 of this Amendment and prepared in a manner consistent with the presentation set forth in the Approved Budget. The Adjusted Net Cash Flow of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary shall be measured on a weekly basis ending Friday of each week (each a "Measuring Period") and on a cumulative basis (i.e., the first Measuring Period shall be a one-week period commencing October 26, 2002 and ending November 1, 2002, the second Measuring Period shall be a two-week cumulative period commencing October 26, 2002 and ending November 8, 2002, etc).

                                    (ii) During the Restructuring Period, in
                  addition to the Adjusted Net Cash Flow restrictions set forth in subparagraph (i) above, during each Measuring Period the actual cumulative cash disbursements of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary in respect of
                  (x) payments or transfers to Deluxe Pattern Corporation, (y) payments or transfers to Venture Sales & Engineering, Corp. and (z) payments or transfers to the Borrower's Foreign Subsidiaries located in the United Kingdom, the Czech Republic and Hungary, shall not exceed the respective amounts set forth in the Approved Budget line items for each of such entities during the applicable Measuring Period, and during the Restructuring Period the aggregate amount of payments or transfers to the Borrower's Foreign Subsidiaries located in the United Kingdom, the Czech Republic and Hungary shall not exceed $3,000,000.00.

                                    (iii) At all times during the Restructuring
                  Period, the trade accounts payable balance of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary shall not be less than $58,317,503 at any time.

                                    (iv) During the Restructuring Period, as of
                  each of the dates set forth in the following table, the Borrower, its Domestic Subsidiaries and Canadian Subsidiary shall maintain minimum Short-Term Liquidity (as hereinafter defined) not less than the sum of (x) the first $3,000,000 received by the Borrower outside the ordinary course of business from any of its Foreign Subsidiaries located outside of North America, pursuant to Section 1.3w of this Amendment, plus (y) the minimum liquidity requirement set forth in the following table:

                           Date                                           minimum liquidity requirement
                           ----                                           -----------------------------
                     November 1, 2002                                              $11,000,000
                     November 29, 2002                                             $12,500,000
                      January 3, 2003                                              $12,000,000
                     January 31, 2003                                               $9,000,000
                     February 28, 2003                                              $9,000,000
                       April 4, 2003                                                $5,000,000


                  The term "Short-Term Liquidity" shall mean, at any time, the aggregate amount available (without restriction) to the Borrower, its Domestic Subsidiaries and Canadian Subsidiary for working capital purposes, in the form of cash or Cash Equivalents capable of being converted into cash within two
                  (2) Business Days, less the amount of any checks, drafts or other items issued by the Borrower or its Subsidiaries but not yet paid or accepted, plus the aggregate amount of restructuring professional fees and costs paid by the Borrower during the Restructuring Period to the extent in excess of projected amounts, plus the aggregate amount of any payments by the Borrower to the Lenders during the Restructuring Period caused by fluctuations in any foreign currencies.

                                    (v) The Borrower, its Domestic Subsidiaries
                  and Canadian Subsidiary shall not, absent the prior written consent of the Required Lenders, disburse any funds for purposes other than those set forth in the Approved Budget.

                           g. The Borrower will not permit or suffer Adjusted
                  EBITDA (as hereinafter defined) to be less than the following amounts (measured on a cumulative basis) for the periods indicated:

                          Period                                             Minimum Adjusted EBITDA
                          ------                                             -----------------------
                       October 2002                                                 $6,661,000
         Two-month period ending November 30, 2002                                 $13,758,000
        Three-month period ending December 31, 2002                                $26,721,000
        Three-month period ending January 31, 2003                                 $25,023,000
        Three-month period ending February 28, 2003                                $25,373,000
         Three-month period ending March 31, 2003                                  $23,466,000


                  As used herein the term "Adjusted EBITDA" means, for any period, EBITDA for such period plus all amounts deducted in determining such EBITDA on account of (a) sales commissions for Venture Sales & Engineering, Corp., (b) rents and usage fees for any Affiliate of the Borrower and (c) any distributions or payments to beneficiaries (to the extent permitted under the Credit Agreement) in recognition of such beneficiaries' income tax liability, but excluding from the calculation any restructuring professional fees and costs incurred by the Borrower during such period.

                           h. Other creditors (including, without limitation,
                  the holders of Subordinated Indebtedness, the 1997 Senior Unsecured Notes, the 1999 Senior Unsecured Notes, the 1999 Subordinated Notes or the Additional Subordinated Note) shall continue to forbear from the exercise of any remedies, except to the extent that the discontinuation of such forbearance would not cause a Material Adverse Effect or prevent, impair or delay the completion of the commitments undertaken by Borrower under this Amendment. (Mere acceleration of indebtedness without further exercise of remedies shall not be deemed a violation of the preceding sentence.) No action or proceeding shall be commenced or continued against the Borrower that would, if adversely determined, cause a Material Adverse Effect or prevent, impair or delay the completion of the commitments undertaken by Borrower under this Amendment.

                           i. Excepting only the continuation of the German
                  Formal Insolvency Proceeding, there shall be no occurrence of any event described in Sections 7.6 or 7.7 of the Credit Agreement. The Administrative Agent's issuance of a commitment to the Borrower for certain potential future financing shall not be deemed to be consent to the occurrence of any event described in Sections 7.6 or 7.7 of the Credit Agreement, and the occurrence of any such event (other than the continuation of the German Formal Insolvency Proceeding) shall be a Default under the Loan Documents notwithstanding such commitment for potential future financing.

                           j. The Administrative Agent or its representatives or
                  consultants shall be permitted to conduct audits of any collateral securing the obligations of the Borrower to the Lenders. The Borrower shall compensate the Administrative Agent for such audits in accordance with the Administrative Agent's schedule of fees, as applicable, and as such schedules may be amended from time to time. The foregoing permission to conduct audits shall not restrict or impair the right of the Administrative Agent to inspect the collateral and any records pertaining thereto at such times and at such intervals as the Administrative Agent or the Required Lenders may require.

                           k. There shall be no Material Adverse Effect upon the
                  ability of the Borrower, its Domestic Subsidiaries and Canadian Subsidiary to obtain supplies or other assets to continue their operations subject to the Approved Budget.

                           l. Notwithstanding anything in the Credit Agreement
                  to the contrary (including without limitation the provisions of Section 6.11 of the Credit Agreement), during the Restructuring Period, absent the prior written consent of the Required Lenders, the Borrower shall not, and shall not permit or cause any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness other than (w) Indebtedness as permitted under subsections 6.11(i), (ii), (iii), (iv), (v) and (vii) of the Credit Agreement, (x) Indebtedness to any Affiliate Guarantor or to the Principal that is subordinated to the rights of the Lenders and required to be deferred under the terms of this Amendment, (y) other Indebtedness in an aggregate amount at any one time outstanding not to exceed $5,000,000 and (z) Indebtedness incurred by any of the German Insolvency Proceeding Subsidiaries (to the extent incurred outside the control of the Borrower or its other Subsidiaries). The provisions of this subparagraph 1.3l are subject to the payment restrictions set forth in subparagraph 1.3v below.

                           m. Notwithstanding anything in the Credit Agreement
                  to the contrary (including without limitation the provisions of Section 6.15 of the Credit Agreement), during the Restructuring Period, absent the prior written consent of the Required Lenders, the Borrower shall not, and shall not permit or cause any of its Subsidiaries to, create, incur or suffer to exist any Lien other than (x) Liens as permitted under subsections 6.15(i), (ii), (iii), (iv), (vi) and (viii) of the Credit Agreement, (y) Liens in existence immediately prior to the Eighth Amendment Effective Date and described in Schedule
                  6.15 annexed hereto (provided that there shall be no increase in the amount secured by such Liens) and (z) Liens granted by any of the German Insolvency Proceeding Subsidiaries (to the extent granted outside the control of the Borrower or its other Subsidiaries).

                           n. Notwithstanding anything in the Credit Agreement
                  to the contrary (including without limitation the provisions of Section 6.13 of the Credit Agreement), during the Restructuring Period, neither the Borrower nor any of its Subsidiaries shall agree to or consummate the sale, assignment, lease, conveyance, transfer or other disposition of any of its assets, except for (i) sales of inventory in the ordinary course of business, (ii) transfers of assets between Guarantors and between the Borrower and Guarantors, (iii) the disposition by the administrator of the German Insolvency Proceeding Subsidiaries of assets of the German Insolvency Proceeding Subsidiaries having a value not exceeding $5,000,000 in the aggregate during the Restructuring Period,
                  (iv) the disposition of other
                  assets having a value not exceeding $500,000 in the aggregate during the Restructuring Period or (v) the disposition of assets under terms approved by the Required Lenders as evidenced by the prior written consent of the Administrative Agent (provided that such consent shall require the approval of all of the Lenders in the event of any proposed disposition of all or substantially all of the Collateral). During the Restructuring Period, any Net Cash Proceeds required to be paid to the Lenders from the sale or disposition of any assets shall be, immediately upon receipt, tendered to the Administrative Agent for the benefit of the Lenders, to be applied first, against the New Revolving Advances and any accrued but unpaid interest thereon, and second, as a reduction of the outstanding principal balance of the remaining Loans on a pro-rata basis (any amount applied to the outstanding principal balance of the Term Loans shall be applied in the inverse order of maturity and any amount applied to the outstanding principal balance of the Revolving Credit Loans shall be a permanent reduction of the aggregate amount of the Revolving Credit Commitments).

                           o. Notwithstanding anything in the Credit Agreement
                  to the contrary (including without limitation the provisions of Sections 6.11(v), 6.12 and 6.14 of the Credit Agreement), during the Restructuring Period, neither the Borrower nor any of its Subsidiaries shall agree to or consummate any Investment, Joint Venture, Acquisition, merger, consolidation or combination at any time, extend any credit to any other Person, or enter into any similar business arrangement or combination, in each case without the prior written consent of the Required Lenders (provided that intercompany transfers may be completed to the extent provided in the Approved Budget or consistent with the Borrower's cash management system acceptable to the Administrative Agent).

                           p. Notwithstanding anything in the Credit Agreement
                  to the contrary, during the Restructuring Period, neither the Borrower nor any of its Subsidiaries, nor any Guarantors or Affiliate Guarantors (for P.I.M. Management Company, limited to assets related to the Foreign Issuers), shall advance any loans or credit to any officer, director, individual stockholder or principal of any of them (including the Principal), or otherwise enter into any similar transaction, nor shall the Borrower, any of its Subsidiaries, any Guarantor or any Affiliate Guarantor forgive or defer any payment of principal or interest with respect to any existing loan or advance to any such officer, director, individual stockholder or principal (provided that existing loans identified in Schedule 1.3p annexed hereto, in aggregate amount not to exceed $1,600,000, are subject to forgiveness according to existing terms). The restrictions set forth in this subparagraph p shall not be deemed to preclude any intercompany transfers expressly permitted under the Approved Budget.

                           q. Notwithstanding anything in the Credit Agreement
                  to the contrary (including without limitation the provisions of Section 6.10 of the Credit Agreement), during the Restructuring Period, absent the prior written consent of the Required Lenders, the Borrower shall not, and shall not permit or cause any of its Subsidiaries to declare or pay any dividends or make any distributions on its Capital Stock or redeem, repurchase or otherwise acquire or retire any of its Capital Stock (other than dividends or distributions payable to the Borrower and other than Permitted Tax Distributions).

                           r. During the Restructuring Period, the full amount
                  of any tax refunds received by the Borrower, any of its Subsidiaries, any existing Guarantor or Affiliate Guarantor (other than P.I.M. Management Company or Venco #1 LLC), or the Principal (in connection with the Principal's ownership of any business entity related to the Borrower's business), and the full amount of any net casualty insurance proceeds received by the Borrower, any of its Subsidiaries, any existing Guarantor or Affiliate Guarantor, or the Principal (in connection with the Principal's ownership of any business entity related to the Borrower's business), to the extent that such casualty insurance proceeds are not used to repair or replace damaged or destroyed assets, shall, immediately upon receipt thereof, be tendered to the Administrative Agent for the benefit of the Lenders, to be applied first, against the New Revolving Advances and any accrued but unpaid interest thereon, and second, as a reduction of the outstanding principal balance of the remaining Loans on a pro-rata basis (any amount applied to the outstanding principal balance of the Term Loans shall be applied in the inverse order of maturity and any amount applied to the outstanding principal balance of the Revolving Credit Loans shall be a permanent reduction of the aggregate amount of the Revolving Credit Commitments). The provisions of this subparagraph r shall not impair the payment of any Permitted Tax Distributions pursuant to Section 6.10 of the Credit Agreement.

                           s. Notwithstanding anything in the Credit Agreement
                  to the contrary, during the Restructuring Period, the Borrower shall not, and shall not permit any Domestic Subsidiary or its Canadian Subsidiary to, make any Capital Expenditures that exceed in the aggregate for the Borrower and such Subsidiaries the following amounts (measured on a cumulative basis) for the periods indicated:

                          Period                                           Maximum Capital Expenditures
                          ------                                           ----------------------------
                       October 2002                                                 $1,670,000
         Two-month period ending November 30, 2002                                  $3,340,000
        Three-month period ending December 31, 2002                                 $5,010,000
         Four-month period ending January 31, 2003                                  $7,510,000
        Five-month period ending February 28, 2003                                 $10,010,000
          Six-month period ending March 31, 2003                                   $12,510,000


                           t. The Borrower shall continue to engage, for at
                  least the duration of the Restructuring Period, CMD or one or more other financial consultants or turnaround advisors acceptable to the Administrative Agent and the Required Lenders. The scope of the engagement of CMD shall not be reduced or expanded without the prior consent of the Administrative Agent and the scope of the engagement of any other financial consultants or turnaround advisors shall be acceptable to the Administrative Agent and the Required Lenders. Without limiting the generality of the preceding sentence, CMD shall assist the Borrower in the control and implementation of procedures regarding the Borrower's cash management and cash disbursements, which procedures shall be acceptable to the Administrative Agent and the Required Lenders.

                           u. As of the date of execution of this Amendment, the
                  Borrower has voluntarily determined, and hereby agrees, that in the absence of the consummation of a comprehensive restructuring plan acceptable to the Required Lenders (as evidenced by the written consent of the Administrative Agent on behalf of the Required Lenders), the Borrower will not, after the Eighth Amendment Effective Date, make any payments in respect of principal or interest on the 1997 Senior Unsecured Notes, the 1999 Senior Unsecured Notes, the 1999 Subordinated Notes or the Additional Subordinated Note. If, notwithstanding such determination and agreement, the Borrower at any time elects to make any such payment, the Borrower will provide not less than ten (10) Business Days' advance written notice to the Administrative Agent of the Borrower's intention to make any such payment. Upon the issuance of any such written notice, the Restructuring Period shall terminate immediately without further notice.

                           v. During the Restructuring Period, the Borrower
                  shall continue to defer payment of any sums owing from time to time to any Subsidiary or Affiliate, and no Subsidiary or Affiliate will accept any payment from the Borrower (including with respect to any past due or accrued amounts), with the sole exception of any intercompany payments or transfers expressly permitted under the Approved Budget. All amounts deferred as of the Eighth Amendment Effective Date are shown on Schedule 1.3v annexed hereto and all such amounts previously or hereafter deferred shall continue to accrue. Neither Borrower nor any of its Subsidiaries shall in any event make any payment or advance to any entity subject to the German Formal Insolvency Proceeding without the prior consent of the Required Lenders (as evidenced by a written consent executed by the Administrative Agent).

                           w. During the Restructuring Period, any amounts
                  recovered or received outside the ordinary course of business by any of the Borrower's Foreign Subsidiaries located outside of North America shall, to the fullest extent permitted by applicable law, be transferred to the Borrower. Immediately thereafter, (A) the portion of such amounts required to be retained as minimum Short-Term Liquidity pursuant to Section 1.3f(iv) of this Amendment shall be retained by the Borrower and (B) the remaining portion of such amounts shall be remitted immediately to the Administrative Agent for the benefit of the Lenders, to be applied first, against the New Revolving Advances and any accrued but unpaid interest thereon, and second, as a reduction of the outstanding principal balance of the remaining Loans on a pro-rata basis (any amount applied to the outstanding principal balance of the Term Loans shall be applied in the inverse order of maturity and any amount applied to the outstanding principal balance of the Revolving Credit Loans shall be a permanent reduction of the aggregate amount of the Revolving Credit Commitments).

                           x. Effective not later than the Eighth Amendment
                  Effective Date and continuing during the remainder of the Restructuring Period, significant North American customers of the Borrower or its Subsidiaries shall provide accommodations to the Borrower and its Subsidiaries as set forth in (1) that certain Instant Payment Terms Agreement dated as of October 4, 2002 among the Borrower, General Motors Corporation, Ford Motor Company and DaimlerChrysler Corporation, (2) that certain Accommodation Agreement dated as of October 9, 2002 between the Borrower and General Motors Corporation, as amended, and (3) that certain Agreement Between Venture and DaimlerChrysler Regarding WK Tooling dated on or about October 22, 2002 (collectively, the "Accommodation Documents"). The Accommodation Documents shall not be amended in any material way without the prior written consent of the Administrative Agent.

                           y. During the Restructuring Period, neither the
                  Borrower nor any of its Subsidiaries shall pay any discretionary bonus or similar compensation award to any of their respective officers or employees except pursuant to a comprehensive plan approved by the Required Lenders. The preceding sentence shall not limit the right of the Borrower or its Subsidiaries to pay any bonus required under any existing written employment agreement, incentive plan or similar "guaranteed" bonus plan. Upon request, the Borrower shall deliver to the Lenders and the Administrative Agent copies of any applicable employment agreements, incentive plans or similar "guaranteed" bonus plans.

                           z. The Borrower has advised the Administrative Agent
                  and the Lenders that the Borrower may consult with one or more investment banking firms to explore various strategic alternatives. The Borrower shall keep representatives of the Administrative Agent and the Lenders apprised of such consultations. The Borrower shall not engage any investment banking firm unless the identity of such firm and the scope of the engagement are acceptable to the Administrative Agent and the Required Lenders in the exercise of their reasonable discretion.

                           aa. There shall be no other Default or Unmatured
                  Default under the Credit Agreement (as modified herein) or the other Loan Documents (except for the Existing Defaults expressly acknowledged and waived in this Amendment through the effective date hereof).

Notwithstanding the provisions of this Section 1.3, all Secured Obligations of the Borrower to the Lenders shall be due and payable on demand in the discretion of the Required Lenders upon expiration or termination of the Restructuring Period or any failure of any one or more of the conditions set forth in this
Section 1.3. Further, any failure of any one or more of the conditions set forth in this Section 1.3 shall constitute a Default under the Loan Documents (without the necessity of any notice or cure period).

         1.4 No Course of Dealing; Review of the Borrower's Business Plan. The Borrower and the Guarantors acknowledge and agree that notwithstanding any course of dealing between the Borrower and the Lenders prior to the date hereof, the Lenders shall have no obligation to make Loans to the Borrower nor to forbear from exercising available remedies except as expressly set forth herein. Notwithstanding any past practice, the Borrower and the Guarantors agree that
(i) the Administrative Agent and the Lenders shall not be obligated or expected to honor any "overdrafts" or items for which funds of the Borrower are not immediately available, and (ii) the Administrative Agent and the Lenders shall not be obligated or expected to provide any credit references on behalf of the Borrower, and any inquiries in this regard may be referred back to the Borrower. The Borrower and the Guarantors further acknowledge and agree that, although the Administrative Agent and the Lenders shall in good faith undertake to review and consider any proposed business plan or proposed comprehensive restructuring plan submitted by or on behalf of the Borrower, the Administrative Agent and the Lenders shall be under no obligation whatsoever to consent to any such proposed business plan or proposed comprehensive restructuring plan as the same may be revised from time to time, and instead the Administrative Agent's and the Lenders' consideration of the Borrower's proposed business plan and/or proposed comprehensive restructuring plan shall be undertaken by the Administrative Agent and the Lenders in their sole, absolute and unreviewable discretion. The Borrower and the Guarantors further acknowledge and agree that the Administrative Agent's and the Lenders' consideration of the Borrower's business plan and/or comprehensive restructuring plan shall be without prejudice to (i) the possibility that the Administrative Agent or the Lenders may conclude that such business plan or restructuring plan, as revised from time to time, does not adequately address the Borrower's defaults under the Loan Documents and/or the potential erosion of collateral supporting the Borrower' indebtedness to the Lenders, or (ii) the right of the Administrative Agent or the Lenders, in accordance with the terms hereof, to exercise rights or remedies available due to defaults under the Loan Documents (as modified herein).

         1.5 Dominion of Funds; Transfer of Accounts; Cash Management. (a) The Borrower, if requested by the Administrative Agent and as directed by the Administrative Agent, shall enter into a dominion of funds arrangement with the Administrative Agent and shall execute and deliver any and all further documents necessary or desirable to implement such dominion of funds arrangement, including without limitation any lock box agreements or blocked account agreements. To the extent that the Borrower receives any wire transfer or electronic payment in lieu of payment of accounts by cash, check or other item, the Administrative Agent is authorized, immediately upon the receipt of such wire transfer or electronic payment, to transfer the proceeds thereof into the cash collateral account maintained in accordance with the dominion of funds arrangement.

         (b) With respect to any bank account maintained on behalf of the Borrower at any financial institution other than the Administrative Agent or one of the Lenders, the Borrower shall, not later than October 31, 2002, close such accounts and maintain its banking accounts with the Administrative Agent or one or more of the Lenders, unless the Administrative Agent shall otherwise consent in writing.

         (c) The Borrower and its Domestic Subsidiaries shall continue to utilize a cash management system acceptable to the Administrative Agent, and shall comply strictly with all procedures and requirements established from time to time by the Administrative Agent with respect to any cash management or similar services provided by the Administrative Agent. Any obligations owed by the Borrower or any of its Subsidiaries to the Administrative Agent in connection with any cash management or treasury management services shall be deemed included within the term "Secured Obligations" as defined in the Credit Agreement and shall be secured by the Collateral.

         1.6 Cooperation With the Administrative Agent, the Lenders and their Financial Consultants. Each of the Borrower, the Guarantors and the Affiliate Guarantors agrees that it will make all of its records available to the Administrative Agent and the Lenders and any financial consultant retained by them (provided that with respect to the Affiliate Guarantors, such records will be limited to those related to the Borrower's business with such Affiliate Guarantors). Each of the Borrower and the Guarantors will make all of its personnel available to the Administrative Agent and the Lenders and such consultants at reasonable times for inquiry as to its business, financial condition and prospects, and that they will otherwise fully cooperate with the Administrative Agent, the Lenders and their financial consultants in assisting the Lenders to conduct such analyses as they may wish to make of the Borrower, the Guarantors and the Affiliate Guarantors and their respective financial condition (provided that confidential information subject to the attorney-client privilege need not be divulged).

         1.7 Defaults. In addition to any events of default specified in the Loan Documents (including any Defaults or Unmatured Defaults under the Credit Agreement other than an Existing Default), the following shall constitute an Event of Default under this Amendment and a Default under the Loan Documents:


                  a. The Borrower or any Guarantor or any Affiliate Guarantor or the Principal shall fail to comply with, perform or observe any term, condition, covenant or agreement set forth in this Amendment (provided that with respect to any failure to comply with the reporting requirements set forth herein, such failure continues for five (5) days after the deadline for such reporting) or any other Loan Document;

                  b. Any representation or warranty of Borrower, any Guarantor, any Affiliate Guarantor or Principal contained in this Amendment or any other Loan Document shall be untrue when made;

                  c. With the exception of the continuation of the Existing Defaults, the occurrence of any new violation of the sections of the Credit Agreement implicated by any of the Existing Defaults (except to the extent expressly permitted under the provisions of this Amendment);

                  d. The entry of any judgment, order, decree, injunction or finding by any court, arbitrator or similar tribunal that materially threatens the ability of the Borrower to implement or continue the implementation of its business improvement plan during the Restructuring Period;

                  e. The failure of any party to comply with any material provision of any of the Accommodation Documents, which failure materially threatens the ability of the Borrower to implement or continue the implementation of a restructuring plan during the Restructuring Period;

                  f. The exercise by one or more secured parties of any right of access granted under any of the Accommodation Documents; or

                  g. Any further Material Adverse Effect shall occur in the business, properties, operations or condition (financial or otherwise) of the Borrower or any Guarantor or Affiliate Guarantor (other than caused by the failure of the Borrower or any Guarantor to make payments to an Affiliate Guarantor based upon the provisions of this Amendment).

         1.8 Expiration; No Further Extension Implied. The Borrower and the existing Guarantors and Affiliate Guarantors acknowledge that the Administrative Agent and the Lenders have no obligation to extend the term of the Restructuring Period or forbear from enforcing their rights and remedies before the end of the Restructuring Period in the event of any failure of any one or more of the terms and conditions expressed herein, that no course of dealing that would permit arguing for further extensions contrary to the Lenders' wishes exists or is capable of being inferred, and that nothing contained herein or otherwise is intended to be a promise or agreement to continue to extend the term of the Restructuring Period beyond April 15, 2003 or to extend any further credit to the Borrower. Furthermore, no future agreement by the Administrative Agent and the Lenders to continue to extend the term of the Restructuring Period beyond April 15, 2003 or any other agreement shall be valid or enforceable unless it is contained in a final written agreement signed by authorized representatives of the Administrative Agent and the Lenders. Preliminary understandings or agreements on one or more issues during the course of any negotiations and prior to the finalization thereof shall not be binding unless and until such a final written agreement is executed on behalf of the applicable parties.

         1.9 Business and Financial Consultant. The Administrative Agent and the Lenders acknowledge that the continued retention of CMD by the Borrower has materially contributed to the willingness of the Administrative Agent and the Lenders to enter into this Amendment. The Borrower agrees to promptly provide to the Administrative Agent and the Lenders all financial reports, projections and other information as may be provided to it by CMD or as may be provided to CMD by the Borrower, and agrees to cause CMD to prepare and deliver to the Administrative Agent and the Lenders such other reports and information concerning the business and financial condition of the Borrower and its Subsidiaries (other than confidential information subject to the attorney-client privilege) as the Administrative Agent or the Lenders shall from time to time request. The Borrower acknowledges and agrees that the Administrative Agent, the Lenders, their consultants and counsel shall have direct access to CMD, and CMD is authorized to discuss information (other than information subject to the attorney-client privilege and information the Borrower considers confidential) related to the Borrower and its Subsidiaries with the Administrative Agent, the Lenders or their consultants or counsel.

         1.10 Remedies Upon Default or Termination. Immediately upon the occurrence of a further Default under the Loan Documents or an Event of Default under this Amendment, and without notice or an opportunity to cure such Default or Event of Default, or on April 15, 2003 in the absence of (i) a further written agreement among the Borrower, the Administrative Agent and the Lenders pertaining to the repayment of the Borrower's obligations, (ii) earlier demand for repayment following a further Default or Event of Default or (iii) the Borrower then being in full compliance with all provisions of the Loan Documents (as amended by this Amendment but without the benefit of any waiver of defaults), the Restructuring Period shall automatically expire and, upon the election of the Required Lenders but without further notice, all of the Borrower's obligations to the Lenders shall be immediately due and payable (to the extent not already due and payable), all undertakings of the Administrative Agent and the Lenders hereunder, including without limitation the Administrative Agent's and the Lenders' forbearance, shall terminate without notice to the Borrower and without the requirement of any further action by or on behalf of the Administrative Agent or the Lenders, the waiver of the Existing Defaults and any resulting acceleration as set forth herein shall be deemed rescinded ab initio, and the Administrative Agent or the Lenders shall have the right to exercise any remedies provided in this Amendment or any of the Loan Documents, or under applicable law or in equity. All rights and remedies of the Administrative Agent and the Lenders shall be cumulative and not exclusive, and the Administrative Agent or the Lenders shall be entitled to pursue one or more rights and/or remedies simultaneously or sequentially without the necessity of an election of remedies.

         1.11 Reservation of Rights; No Waiver by Conduct. This Amendment grants a limited forbearance until April 15, 2003 only, or until an earlier Default or Event of Default, upon the terms and conditions set forth in this Amendment. Nothing herein shall be deemed to constitute a waiver of any Existing Defaults (except to the extent and on the terms expressly set forth herein), or a waiver of any new Defaults or Events of Default under any other provision of any of the documents referred to herein, and nothing herein shall in any way prejudice the rights and remedies of the Administrative Agent and/or the Lenders under any of the documents referred to herein or applicable law (other than the agreement to forbear under the terms and conditions of this Amendment). Further, the Administrative Agent and the Lenders shall have the right to waive any conditions set forth in this Amendment and/or such documents, in their sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy which the Administrative Agent or the Lenders may have against the Borrower. No waiver of the rights or any condition of this Amendment and/or any other document by the Administrative Agent or the Lenders shall be effective unless the same shall be contained in a writing signed by authorized representatives of the Administrative Agent or the Lenders, as the case may be, in the manner required by Section 8.3 of the Credit Agreement. No course of dealing on the part of the Administrative Agent or the Lenders, nor any delay or failure on the part of the Administrative Agent or the Lenders in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege.

         1.12 Limitations on Certain Advances; Interest Rate. (a) Notwithstanding the provisions of Section 2.1 of the Credit Agreement, during the Restructuring Period the Borrower agrees that the Lenders shall not be obligated to make any Advance. Notwithstanding the provisions of Sections 2.8,
2.10 and 2.11 of the Credit Agreement, during the Restructuring Period the Borrower agrees that upon the end of any existing Interest Period with respect to any outstanding Eurocurrency Loan or Multicurrency Loan, such Eurocurrency Loan or Multicurrency Loans shall be converted either to a Eurodollar Loan or to a Floating Rate Loan. Notwithstanding the provisions of the definition of "Interest Period" in Section 1.1 of the Credit Agreement, during the Restructuring Period the Borrower agrees that it shall not request any Interest Period with respect to a Eurodollar Loan of more than three months, and that upon the end of any existing Interest Period with respect to a Eurodollar Loan a new Interest Period will be selected having a duration not exceeding three months. Notwithstanding the occurrence and continuation of the Existing Defaults, provided that all other conditions to the issuance of any Facility Letter of Credit are satisfied, the provisions of the Credit Agreement governing the issuance of Facility Letters of Credit shall continue in effect during the Restructuring Period.

                  (b) During the Restructuring Period, in the absence of any Event of Default hereunder or new Default under the Loan Documents, interest on the Loans shall continue to be calculated based upon the applicable Floating Rate or the per annum rate applicable to any Eurodollar Loan. Upon the occurrence of any Event of Default hereunder or any new Default under the Loan Documents, the Lenders reserve the right to impose the Overdue Rate at any time thereafter.

         1.13 Survival. All representations, warranties, covenants, agreements, releases and waivers made by or on behalf of the Borrower or any Guarantor or Affiliate Guarantor under this Amendment shall survive and continue after the expiration or termination of the Restructuring Period.

                                   ARTICLE 2.
                                   AMENDMENTS

         Effective as of the Eighth Amendment Effective Date, the Credit Agreement shall be amended as follows:

         2.1 A new definition of "Affiliate Guarantor" in Section 1.1 of the Credit Agreement " is added to Section 1.1 of the Credit Agreement in appropriate alphabetical order, stating as follows:

                  "Affiliate Guarantor" means each of Venture Heavy Machinery Limited Liability Company, Venture Real Estate Acquisition Company, Venture Equipment Acquisition Company, Realven Corporation, Deluxe Pattern Corporation, Venture Real Estate, Inc., Venture Automotive Corp., Farm & Country Real Estate Company, Patent Holding Company, P.I.M. Management Company and Venco #1 LLC and any other Affiliate required to guarantee the Secured Obligations.


         2.2 The definition of "Collateral" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Collateral" means collectively all Property of the Borrower, of the Guarantors and of the Affiliate Guarantors (other than P.I.M. Management Company and Venco #1 LLC), a collateral assignment of Venture Sales & Engineering, Corp.'s commission agreement with the Borrower, a pledge of 100% of the Capital Stock of each Affiliate Guarantor, a pledge of 65% of the Capital Stock of Venture Holdings B.V. and Venture Asia Pacific (pty) Ltd., any patents owned by the Principal used in the operations of the Borrower and its Subsidiaries, the management and commission contracts of Venture Sales and Engineering Inc. that are pledged to the Administrative Agent, and all other Property in which a Lien is required to be given by any Loan Document.


         2.3 A new definition of "Eighth Amendment Effective Date" is added to
Section 1.1 of the Credit Agreement in appropriate alphabetical order, stating as follows:

                  "Eighth Amendment Effective Date" shall mean October 21, 2002.


         2.4 The definition of "Environmental Certificate" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Environmental Certificate" means an appropriately completed environmental certificate, substantially in the form approved by the Administrative Agent, delivered by each of the Borrower, Guarantors and Affiliate Guarantors (to the extent applicable), certified as true and correct as of such date by an Authorized Officer of the Borrower and each Guarantor and Affiliate Guarantor.


         2.5 The definition of "Guarantor" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Guarantor" means (a) each present and future Domestic Subsidiary of the Borrower, and (b) each present and future Foreign Subsidiary of the Borrower required by the Administrative Agent to enter into a Guaranty, which Guaranty of a Foreign Subsidiary is not prohibited by applicable law or existing contractual restrictions or determined by the Administrative Agent to be impractical or cost prohibitive.


         2.6 The definition of "Guaranty" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Guaranty" means, collectively, that certain Guaranty in the form of Exhibit C hereto, executed by the Guarantors in favor of the Administrative Agent, for the ratable benefit of the Lenders, and any other guaranty executed at any time by any Guarantor or any Affiliate Guarantor or any other Person in connection herewith, which guaranty is not prohibited by applicable law or existing contractual restrictions or determined by the Administrative Agent to be impractical or cost prohibitive, as any of the foregoing may be amended or modified from time to time.


         2.7 The definition of "Loan Documents" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Loan Documents" means this Agreement, the Notes, the Collateral Documents, the Guaranties, the Environmental Certificates, Rate Hedging Agreements with any Lender or its Affiliates and all other agreements and documents contemplated hereby or otherwise executed in connection herewith by the Borrower or any Guarantor or Affiliate Guarantor or the Principal or any other Affiliate.


           2.8 The definition of "Material Adverse Effect" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Material Adverse Effect" means a material adverse effect on
                  (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantor or Affiliate Guarantor to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

         2.9 The definition of "Mortgages" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                 "Mortgages" means each mortgage, deed of trust or similar document granting a Lien on real property entered into by the Borrower or any Guarantor or Affiliate Guarantor for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, substantially in the forms as approved by the Administrative Agent, as amended or modified from time to time.


         2.10 The definition of "Obligations" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Obligations" means, without duplication, all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees, all Facility Letter of Credit Obligations and all other obligations of any of the Borrower, Guarantors or Affiliate Guarantors to the Lenders or to any Lender or the Issuer or the Administrative Agent arising under the Loan Documents, in each case whether now or hereafter owing.


         2.11 The definition of "Payment Date" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Payment Date" shall mean the last Business Day of each month.


         2.12 The definition of "Pledge Agreements" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Pledge Agreements" means each Pledge Agreement entered into by the Borrower or any Guarantor or Affiliate Guarantor or the Principal for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement substantially in the forms attached hereto as Exhibits D-1 and D-2, as amended or modified from time to time.


         2.13 The definition of "Security Agreement" in Section 1.1 of the Credit Agreement is restated in its entirety as follows:

                  "Security Agreement" means each security agreement in substantially the form of Exhibit F hereto entered into by the Borrower or any Guarantor or Affiliate Guarantor for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or modified from time to time.

         2.14 The fourth sentence of Section 2.16 is restated as follows:
"Interest accrued on each Eurodollar Advance and Eurocurrency Advance having an Interest Period longer than one month shall also be payable on the last day of each one-month interval during such Interest Period."


         2.15 Subparagraph (c) of Section 2.23.2 of the Credit Agreement is restated in its entirety as follows:

                  (c) 100% of the Net Cash Proceeds from any Asset Sale (excluding the Net Cash Proceeds from any Asset Sale permitted by Section 6.13(i), (iii) or (iv) and other than Net Cash Proceeds not to exceed $500,000 for any item derived from the sale of fixed assets to the extent permitted by Section 6.13(ii) which are used within 90 days of the date received for the purposes allowed by Section 6.13(ii), and provided that if, but only if, any cash proceeds are received pursuant to any condemnation award or casualty insurance in connection with any loss or damage to any Property which are not used to repair or replace such Property within 90 days, they shall be considered Net Cash Proceeds from an Asset Sale), which payments shall be due (subject to the terms of the following sentence) immediately upon completion of any Asset Sale. The Borrower shall provide a certificate to the Administrative Agent immediately following any sale of assets which, but for the parenthetical in the preceding sentence as to Section 6.13(ii), would cause a prepayment under this Section 2.23.2(c), which certificate shall describe such sale of assets and estimate when the corresponding Net Cash Proceeds will be used to purchase assets of a comparable value, and if such Net Cash Proceeds are not used within 90 days after such sale or such earlier date when the Borrower has determined not to purchase assets of comparable value with such Net Cash Proceeds, the Borrower will then prepay the Loans with such Net Cash Proceeds. All prepayments under this Section 2.23.2(c) shall be applied against the outstanding principal balance of the Loans on a pro-rata basis (amounts so applied to the Term Loans shall be applied in the inverse order of maturity, and amounts so applied against the outstanding principal balance of the Revolving Credit Loans shall be permanent reduction of the aggregate amount of the Revolving Credit Commitments); and


         2.16 New subparagraphs (xv) and (xvi) are inserted at the end of
Section 6.1 of the Credit Agreement, stating as follows:

                  (xv) As soon as available and in any event within fifteen (15) days after the end of each month, the consolidated unaudited balance sheet of the Borrower and its Subsidiaries as of the end of such month, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, in form and detail acceptable to the Administrative Agent, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year and the variances, if any, from the budget and forecast delivered pursuant to Section 4.2 of that certain Eighth Amendment to Credit Agreement dated as of October 21, 2002, and together with a duly executed compliance certificate in form satisfactory to the Administrative Agent signed by an authorized officer showing the calculations necessary to determine compliance with this Agreement.

                           (xvi) As soon as available and in any event within
                  fifteen (15) days after the end of each month, the unaudited balance sheet of each Affiliate Guarantor as of the end of such month, and the related statements of income and cash flows of such Affiliate Guarantor for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, in form and detail acceptable to the Administrative Agent, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year.


         2.17 Section 7.2 of the Credit Agreement is restated as follows:

                  Nonpayment of principal of any Loan or Reimbursement Obligations when due, or nonpayment of interest upon any Loan or of any commitment fee or other Obligation under any of the Loan Documents when due.


         2.18 Reference in Section 7.4 to "Borrower or any Subsidiary" and be deleted and "Borrower, any Subsidiary, any Affiliate Guarantor or the Principal" shall be substituted in place thereof.


         2.19 Section 7.14 of the Credit Agreement is restated as follows:

                  Except as otherwise permitted hereunder, any Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor or Affiliate Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor or Affiliate Guarantor denies that it has any further liability under any Guaranty to which it is a party, or gives notice to such effect.


         2.20 Section 11.1 of the Credit Agreement is restated as follows:

                  Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower or any Guarantor or Affiliate Guarantor becomes insolvent (other than as a result of the execution of any Guaranty required hereunder), however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower and each Guarantor or Affiliate Guarantor (for P.I.M. Management Company, limited to assets related to the Foreign Issuers) may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

                                   ARTICLE 3.
                                 REPRESENTATIONS

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         3.1 The execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized by all necessary action and are not in contravention with any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, of the terms of its Articles of Incorporation or By-laws, or any contract or undertaking to which it is a party or by which it or its property is or may be bound.

         3.2 This Amendment is its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.

         3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including, without limitation, any of its creditors or stockholders, is required on its part in connection with the execution, delivery and performance of this Amendment or as a condition to the legality, validity or enforceability of this Amendment.

         3.4 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof (except for the Existing Defaults).

         3.5 The Borrower and each Guarantor have granted to the Administrative Agent, for the benefit of itself and the Lenders, a security interest in all of the Borrower's and such Guarantor's present and future accounts, documents, instruments, general intangibles, investment property, chattel paper, furniture, fixtures, machinery, equipment, inventory and all other property and assets of the Borrower and the Guarantors, including books and records relating thereto and all substitutions, replacements, additions, accessories, products and proceeds thereof, which security interests are duly perfected security interests to the extent that perfection may be obtained by filing under the Uniform Commercial Code. To the best of their knowledge, the Borrower and each Guarantor have granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected security interest in substantially all other property of the Borrower and such Guarantor that cannot be perfected by filing under the Uniform Commercial Code.

         3.6 Other than Property owned by the Borrower, its Subsidiaries or the Affiliate Guarantors or pledged by the Principal or Venture Sales & Engineering, Corp., no other material Property is owned by the Principal or any Affiliate (other than as previously disclosed in writing to the Administrative Agent) which is used in the operation of the business of the Borrower and its Subsidiaries.

                                   ARTICLE 4.
                      ADDITIONAL COVENANTS OF THE BORROWER,
                       GUARANTORS AND AFFILIATE GUARANTORS

         Each of the Borrower, the Guarantors and the Affiliate Guarantors, as applicable, shall:

         4.1 Promptly perform and observe its respective obligations set forth in this Amendment.

         4.2 Not later than October 21, 2002, prepare and deliver to the Administrative Agent and the Lenders an interim business plan and detailed budget forecast for the remainder of the year 2002 and through the remainder of the Restructuring Period, including financial and cash flow projections, and such business plan, budget forecast and projections shall be acceptable to the Administrative Agent, the Lender Committee and the Required Lenders (once approved by the Administrative Agent and the Lender Committee, subject to any override by affirmative objection of the Required Lenders, such budget forecast and projections shall be referred to as the "Approved Budget"). The Borrower's submission of the proposed budget, including all financial and cash flow projections, shall be based initially (i) with respect to cash forecast, on a rolling thirteen (13) week period and then on a monthly basis for the remainder of the Restructuring Period and (ii) with respect to financial covenants, on a monthly basis for the Restructuring Period. Not later than Wednesday of each week (commencing October 30, 2002), the Borrower shall update the cash flow projections to reflect actual results from the prior week and on a cumulative basis and to add an additional week to the rolling thirteen (13) week forecast, and shall prepare and deliver to the Administrative Agent and the Lenders an update to all applicable line items of the Approved Budget including a "budget to actual" comparison and a description of any variances. Such updated forecast shall become part of the "Approved Budget" if (x) the updated forecast evidences anticipated compliance with the minimum Short-Term Liquidity requirement set forth in Section 1.3f hereof and (y) the updated forecast evidences anticipated compliance with the Adjusted Net Cash Flow requirement set forth in Section 1.3f hereof within a cumulative negative variance of ten percent (10%) compared to the original Approved Budget. If either clause (x) or clause (y) of the preceding sentence does not pertain to the updated forecast, it shall become part of the Approved Budget only upon approval by the Administrative Agent and the Lender Committee, subject to any override by affirmative objection of the Required Lenders. In no event shall any line item disbursements in respect of
(A) Deluxe Pattern Corporation, (B) Venture Sales & Engineering, Corp., (C) any of the Borrower's Foreign Subsidiaries located in the United Kingdom, the Czech Republic and Hungary, or (D) any capital expenditures of the Borrower and its Subsidiaries, be modified from the respective line items set forth in the original Approved Budget absent the prior written consent of the Required Lenders.

         4.3 Promptly deliver to the Lenders such information as has previously been requested in writing by the Lenders, the Administrative Agent or the Administrative Agent's financial consultant.

         4.4 Cause each of the Affiliate Guarantors to complete the execution and delivery of the Collateral Documents as required by the Administrative Agent.

         4.5 Not permit any amendment pertaining to any Subordinated Indebtedness unless the form and substance of such amendment is acceptable to the Lenders and the Administrative Agent as evidenced by the written consent of the Administrative Agent, which may be withheld in the sole discretion of the Administrative Agent and the Lenders.

                                   ARTICLE 5.
                                 MISCELLANEOUS.


         5.1 Cross References. References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         5.2 Expenses and Costs. The Borrower agrees to pay and to save the Administrative Agent harmless for the payment of all reasonable and documented fees, out-of-pocket disbursements, and other costs and expenses incurred by or on behalf of the Administrative Agent arising in any way in connection with this Amendment, or any other document relating to indebtedness described in the recitals to this Amendment, including the fees and expenses of Dickinson Wright PLLC, counsel to the Administrative Agent, and Ernst & Young Corporate Finance LLC, consultant to the Administrative Agent, and including any other domestic or foreign counsel or consultants retained on behalf of the Administrative Agent, and specifically including, without limitation, (a) the cost of any financial audit or inquiry conducted by the Administrative Agent or its consultants, (b) the fees and expenses of counsel for the Administrative Agent for the work performed as a result of the Borrower's defaults or financial problems, and for the preparation, examination and approval of this Amendment or any documents in connection with this Amendment, (c) for the payment of all fees and out-of-pocket disbursements incurred by the Administrative Agent, including attorneys' fees, in any way arising from or in connection with any action taken by the Administrative Agent or any Lender to monitor, advise, enforce or collect the obligations described in the recitals hereto or to enforce any obligations of the Borrower or any Guarantor or Affiliate Guarantor under this Amendment or the other documents referred to herein, including any actions to lift the automatic stay or to otherwise in any way participate in any bankruptcy, reorganization or insolvency proceeding of the Borrower or any Guarantor or Affiliate Guarantor or in any trial or appellate proceedings, and (d) any expenses or fees (including attorneys' fees) incurred in relation to or in defense of any litigation instituted by the Borrower, any Guarantor, any Affiliate Guarantor or any third party against the Administrative Agent or any Lender arising from or relating to the obligations described in the recitals hereto or this Amendment, including any so-called "lender liability" action, to the extent provided by Section 9.7 of the Credit Agreement. All of these expenses and fees (including attorneys' fees) shall be part of the obligations and indebtedness owing under the Credit Agreement, and shall be secured by all of the collateral described in the Collateral Documents. In the event the Borrower fails to pay any such fees, expenses and costs within five (5) days of being invoiced therefor, the Administrative Agent or the Lenders, as the case may be, shall be permitted to charge the accounts of the Borrower for such fees, expenses and costs, without prejudice to any other rights or remedies of the Administrative Agent or the Lenders. The rights and remedies of the Administrative Agent and the Lenders contained in this paragraph shall be in addition to, and not in lieu of, the rights and remedies contained in the Credit Agreement, the Collateral Documents and as otherwise provided by law.

         5.3 Waiver of Existing Defaults. The Borrower has requested that the Lenders and the Administrative Agent waive the Existing Defaults subject to the terms and conditions set forth herein. Pursuant to such request, the Lenders and the Administrative Agent hereby waive the Existing Defaults for the period prior to the effectiveness of this Amendment and, so long as there is no occurrence of a new Default or Event of Default (for purposes hereof, a new Default or Event of Default includes a new violation of any of the sections of the Credit Agreement implicated in any of the Existing Defaults except to the extent expressly permitted under the provisions of this Amendment), for the remainder of the Restructuring Period, but not at any time thereafter. The Borrower acknowledges and agrees that the waiver contained herein is a limited, specific and one-time waiver as described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement contained in any of the Loan Documents, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Administrative Agent or the Lenders now have or may have under this Amendment, the Credit Agreement (as modified hereby) or the other Loan Documents.

         5.4 Release. The Borrower and each Guarantor and Affiliate Guarantor represents and warrants that it is not aware of any claims or causes of action by the Borrower, any Guarantor or any Affiliate Guarantor against the Administrative Agent or any Lender, any participant lender or any of their successors or assigns, and that it has no defenses, offsets or counterclaims with respect to the indebtedness owed by the Borrower to the Lenders. Notwithstanding this representation and as further consideration for the agreements and understandings herein, the Borrower, Guarantors and Affiliate Guarantors, on behalf of themselves and their respective employees, agents, executors, heirs, successors and assigns, hereby release the Administrative Agent and the Lenders, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, including but not limited to claims arising from or in any way related to the Credit Agreement or the business relationship among the Borrower, the Guarantors, the Affiliate Guarantors, the Administrative Agent and the Lenders.

         5.5 Performance by Lenders and Administrative Agent; No Agency; Borrower Remain in Control. Each Borrower and each Guarantor and Affiliate Guarantor acknowledges and agrees that the Administrative Agent and the Lenders have fully performed all of their obligations under the Credit Agreement and all documents executed in connection with the Credit Agreement, and that all actions taken by the Administrative Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The actions of the Administrative Agent and the Lenders taken pursuant to this Amendment and the documents referred to herein are in furtherance of the efforts of the Administrative Agent and the Lenders as secured lenders seeking to collect the obligations owed to the Lenders. Nothing contained in this Amendment shall be deemed to create a partnership, joint venture or agency relationship of any nature between the Borrower and the Lenders or the Administrative Agent. The Borrower, the Guarantors, the Affiliate Guarantors, the Administrative Agent and the Lenders agree that notwithstanding the provisions of this Amendment, each Borrower remains in control of its business operations and determines the business plans (including employment, management and operating directions) for its business.

         5.6 Entire Agreement; Severability. The Credit Agreement, as previously amended and as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof and may only be modified or amended by a writing signed by the party to be charged. If any provision of this Amendment is in conflict with any applicable statute or rule of law or otherwise unenforceable, such offending provision shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Amendment.

         5.7 No Other Promises or Inducements. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Amendment other than those which are set forth in this Amendment. The Borrower and each Guarantor and Affiliate Guarantor acknowledges that its authorized officers have thoroughly read and reviewed the terms and provisions of this Amendment and are familiar with same, that the terms and provisions contained herein are clearly understood by such Borrower, Guarantor or Affiliate and have been fully and unconditionally consented to by such Borrower or Guarantor, and that such Borrower, Guarantor or Affiliate has had full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Amendment, and that this Amendment has been entered into by the Borrower, Guarantor and Affiliate Guarantor freely, voluntarily, with full knowledge, and without duress, and that in executing this Amendment, the Borrower, Guarantors and Affiliate Guarantors are relying on no other representations, either written or oral, express or implied, made by any other party hereto, and that the consideration hereunder received by the Borrower has been actual and adequate.

         5.8 Ratification. The Borrower agrees that the Credit Agreement, the Collateral Documents and all other documents and agreements executed by the Borrower or the Guarantors in connection with the Credit Agreement in favor of the Administrative Agent or any Lender are ratified and confirmed and shall remain in full force and effect as amended hereby, and that there is no set off, counterclaim or defense with respect to any of the foregoing.

         5.9 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Amendment. This Amendment shall become effective when each of the following has been satisfied:

         (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower and the Required Lenders, and counterparts of the Consent and Agreement annexed hereto duly executed by each Guarantor, each Affiliate Guarantor and each identified holder of Subordinated Indebtedness.

         (b) Receipt by the Administrative Agent of copies, certified by the Secretary or Assistant Secretary of the Borrower and each Guarantor and Affiliate Guarantor, of its Board of Directors' resolutions and/or of resolutions or actions of any other body authorizing the execution of this Amendment and all Collateral Documents to be executed in connection herewith to which the Borrower or such Guarantor or Affiliate Guarantor, as applicable, is a party.

         (c) Receipt by the Administrative Agent of an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower and each Guarantor and Affiliate Guarantor, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower and each Guarantor or Affiliate Guarantor authorized to sign this Amendment and all Collateral Documents to be executed in connection herewith to which the Borrower and each Guarantor or Affiliate Guarantor is a party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower or such Guarantor or Affiliate Guarantor.

         (d) Receipt by the Administrative Agent of a written opinion of the Borrower's, Guarantors' and Affiliate Guarantors' counsel, addressed to the Administrative Agent and Lenders and in form and substance satisfactory to the Administrative Agent.

         (e) Receipt by the Administrative Agent of executed copies of all Guaranties by the Affiliate Guarantors (to the maximum extent permitted by applicable law and to the extent not prohibited by existing contractual restrictions) and other documents in connection therewith requested by the Administrative Agent, together with stock pledges by the Principal and his Affiliates of their ownership in the Affiliate Guarantors and any holding companies for any of such Affiliate Guarantors (such pledge to be limited to any such holding company's interest in the Affiliate Guarantors and to 65% of each Foreign Issuer), and together with a collateral assignment of the Borrower's commission agreement with Venture Sales & Engineering, Corp., provided that the Guaranties and stock pledges delivered for P.I.M. Management Company and Venco #1 LLC and those related to the Foreign Issuers (i) shall be guaranties of collection and the guaranties and stock pledges shall be enforceable only following collection efforts against the Borrower, the Guarantors and the other Affiliate Guarantors and, as to P.I.M. Management Company, shall be limited to assets related to the Foreign Issuers and (ii) shall be released upon the earlier to occur of (A) payment to the Administrative Agent (for the benefit of the Lenders) of an amount not less than $50,000,000 from a sale or financing of the Principal's Australia or South Africa operations or from one or more other outside sources (not including the Borrower, any Subsidiary, any other Guarantor, any other Affiliate Guarantor (other than P.I.M. Management Company, Venco #1 LLC or the Foreign Issuers) or any other Collateral), which amount shall be applied by the Lenders against the Obligations in the manner set forth in Section 1.3n of this Amendment, or (B) payment to the Administrative Agent (for the benefit of the Lenders) of an amount not less than $250,000,000 from a sale of all or part of the Peguform business or assets (Peguform includes (x) all of the Borrower's Foreign Subsidiaries other than its Canadian Subsidiary and (y) Venture South Africa), which amount shall be applied by the Lenders against the Obligations in the manner set forth in Section 1.3n of this Amendment. The commitment of the Lenders to release the Guaranties and stock pledges delivered for P.I.M. Management Company and Venco #1 LLC and those related to the Foreign Issuers, as set forth in clause (ii) of the preceding sentence, shall not, absent a separate written agreement duly authorized by the Required Lenders, be deemed to modify or impair any rights of the Lenders with respect to the Net Cash Proceeds generated by any Asset Sale, whether under
Section 2.23 of the Credit Agreement, Section 1.3n of this Amendment or otherwise.

         (f) Receipt by the Administrative Agent of executed copies of all Collateral Documents and other documents in connection therewith requested by the Administrative Agent, together with all necessary consents and other related documents in connection therewith, insurance certificates, financing statements, environmental reports, opinions of foreign counsel, original stock certificates and related transfer powers (to the extent permitted by applicable law), UCC, judgment and other lien and encumbrance searches, title searches and insurance, surveys and other documents required by the Administrative Agent, provided that certain items may be delivered within 10 days of the date hereof pursuant to the terms of any post closing letter agreement approved by the Administrative Agent.

         (g) Delivery of the most recent financial statements for each of the Affiliate Guarantors, all of which shall be satisfactory to the Administrative Agent.

         (h) Receipt by the Administrative Agent of executed copies of the Accommodation Documents.

         (i) Delivery of such other agreements and documents, and the satisfaction of such other conditions as may be reasonably required by the Administrative Agent, and such evidence of the perfection and priority of all liens and security interests as required by the Administrative Agent, all of which shall be satisfactory to the Administrative Agent and its counsel to the extent required by the Administrative Agent.

         (j) Receipt by the Administrative Agent of the full amount of all fees and disbursements owing as of October 21, 2002 to the Administrative Agent in reimbursement for professional fees of its counsel, financial consultants and other advisors.

         (k) Receipt by the Administrative Agent of an executed and countersigned commitment acceptable to the Administrative Agent governing potential future financing for the Borrower. The Lenders hereby consent to a priming lien on the assets of the Borrower and its Subsidiaries and Deluxe Pattern Corporation in connection with such potential future financing.

         5.10 Other Documents. The Borrower and each Guarantor and Affiliate Guarantor agrees to execute and deliver any and all documents reasonably deemed necessary or appropriate by the Administrative Agent or the Lenders to carry out the intent of and/or to implement this Amendment.

         5.11 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to choice of law principles of such State.

         5.12 Miscellaneous. This Amendment is made for the sole benefit and protection of the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns (provided that the Borrower shall not be permitted, absent the prior written consent of all of the Lenders, to assign any of its rights or obligations under this Amendment). No other person or entity shall have any rights whatsoever under this Amendment. Time shall be of the strictest essence in the performance of each and every one of the Borrower's obligations hereunder.

         5.13 Construction. This Amendment shall not be construed more strictly against the Lenders or the Administrative Agent merely by virtue of the fact that the same has been prepared by the Lenders and the Administrative Agent or their counsel, it being recognized that the Borrower, the Administrative Agent and the Lenders have contributed substantially and materially to the preparation of this Amendment, and each of the parties hereto waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Amendment.

         5.14 Headings. The headings of the various paragraphs in this Amendment are for convenience of reference only and shall not be deemed to modify or restrict the terms or provisions hereof.

         5.15 Waiver of Jury Trial; Consent to Jurisdiction. (a) The Borrower, each Guarantor, each Affiliate Guarantor, each Lender and the Administrative Agent hereby specifically ratifies and confirms the waiver of jury trial set forth in Section 14.3 of the Credit Agreement. Without limiting the generality of the preceding ratification and confirmation, the Borrower, each Guarantor, each Affiliate Guarantor, each Lender and the Administrative Agent, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right any of them may have to a trial by jury in any litigation or proceeding based upon or arising out of this Amendment or any related instrument or agreement or any of the transactions contemplated by this Amendment or any conduct, dealing, statements (whether oral or written) or actions of any of them. None of the Borrower, the Guarantors, the Affiliate Guarantors, the Lenders or the Administrative Agent shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by any party hereto except by a written instrument executed by such party.

         (b) Each Borrower and each Guarantor and Affiliate Guarantor agrees that any legal action or proceeding with respect to this Amendment or any related instrument or agreement, including the Credit Agreement as previously amended and as amended hereby, or with respect to the transactions contemplated hereby, may be brought in any court of the State of Michigan, sitting in or having jurisdiction over the County of Wayne, Michigan, or in any federal court located within the Eastern District of Michigan, and Borrower, Guarantors and Affiliate Guarantors hereby submit to and accept generally and unconditionally the non-exclusive jurisdiction of those courts with respect to their person and property and irrevocably consent to service of process in connection with any such action or proceeding by mailing such service of process (certified or registered, if capable of certification or registration) to Borrower and/or Guarantors or Affiliate Guarantors at the address they may have from time to time provided to the Administrative Agent. Borrower, Guarantors and Affiliate Guarantors hereby irrevocably waive any objection based upon jurisdiction, improper venue or forum non conveniens in any such suit or proceeding in the above-described courts. Nothing contained herein shall limit the right of the Administrative Agent or the Lenders to serve process in any other manner permitted by law or limit the right of the Administrative Agent or the Lenders to commence any such action or proceeding in the courts of any other jurisdiction. Any judicial proceeding by the Borrower or any Guarantor or Affiliate Guarantor against the Administrative Agent or any Lender involving this Amendment shall be brought only in a court in Wayne County, Michigan or federal court located within the Eastern District of Michigan.

         5.16 Notices to the Administrative Agent. Pursuant to Section 13.2 of the Credit Agreement, future notices to the Administrative Agent should be addressed to the attention of Richard Babcock, Il1-0631, 1 Bank One Plaza, Chicago, Illinois 60670-0631, telephone 312-732-3022, facsimile 312-732-1774, with a copy to Linda M. Thompson, IL1-0631, 1 Bank One Plaza, Chicago, Illinois 60670-0631, telephone 312-732-6423, facsimile 312-732-1775, and with a copy to
William T. Burgess, Dickinson Wright PLLC, 500 Woodward Avenue, Suite 4000, Detroit, Michigan 48226, telephone 313-223-3634, facsimile 313-223-3598.



                             [Signatures next page]

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                      BORROWER:

                      VENTURE HOLDINGS COMPANY LLC


                      By: /s/ James E. Butler
                         -------------------------------------
                      Name: James E. Butler
                           -----------------------------------
                      Title: Executive Vice President
                            ----------------------------------


                      PRINCIPAL:
                        /s/ Larry J. Winget
                      ----------------------------------------
                           Larry J. Winget
                      (for the limited purposes as set forth
                      in the above Amendment)

                      LENDERS:

                      BANK ONE, NA, as Administrative Agent
                      and as a Lender


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      THE BANK OF NOVA SCOTIA, as Syndication
                      Administrative Agent and as a Lender


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      MIZUHO CORPORATE BANK, LTD.


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      BANK AUSTRIA (ZLANDERBANK)
                      CORPORATE FINANCE, INC.


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      BEAR STEARNS & CO.


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      BARCLAYS BANK PLC


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      BANK OF SCOTLAND


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      COMERICA BANK (DETROIT)


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      THE BANK OF NEW YORK


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      PROVIDENT BANK


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      U.S. BANK NATIONAL ASSOCIATION f/k/a
                      FIRSTAR BANK, N.A.


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      NATIONAL BANK OF CANADA


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      FIRSTRUST BANK


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      OCTAGON INVESTMENT PARTNERS II, LLC

                      By:        OCTAGON CREDIT INVESTORS, LLC
                                 As Sub-Investment Manager

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      OCTAGON INVESTMENT PARTNERS III, LTD.

                      By:        OCTAGON CREDIT INVESTORS, LLC
                                 As Portfolio Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      MASS MUTUAL LIFE INSURANCE


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      SIMSBURY CLO LTD
                      By:  Massachusetts Mutual Life Insurance
                           Borrower as Collateral Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      PERSEUS CDO I LTD
                      By: Massachusetts Mutual Life Insurance Co., as Collateral Manager

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      ARCHIMEDES FUNDING II, LTD.

                      By:  ING Capital Advisors LLC,
                      as Collateral Manager


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      BLACK DIAMOND CLO 2000 I LTD


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      PAMCO CAYMAN LTD.
                      By:  Highland Capital Management, L.P.
                      As Collateral Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      PAM CAPITAL FUNDING, L.P.
                      By:  Highland Capital Management, L.P.
                      As Collateral Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      HIGHLAND LEGACY LIMITED
                      By:  Highland Capital Management, L.P.
                      As Collateral Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ML CBO IV (Cayman) Ltd.
                      By:  Highland Capital Management, L.P.
                      As Collateral Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ELF Funding Trust I
                      By:  Highland Capital Management, L.P.
                      As Collateral Manager

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      CYPRESS TREE INVESTMENT
                      MANAGEMENT COMPANY, INC.
                      As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Borrower as Portfolio Manager


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      CYPRESS TREE INVESTMENT PARTNERS I,  LTD.
                      By: Cypress Tress Investment Management Borrower, Inc. as Portfolio Manager


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      GENERAL ELECTRIC CAPITAL CORP.


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      STEIN ROE & FARNHAM CLO I LTD.,
                      By:  Stein Roe & Farnham Incorporated,
                      As Portfolio Manager


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      MOUNTAIN CAPITAL CLO I, LTD.


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ORIX FINANCIAL SERVICES, INC


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ELC (CAYMAN) LTD. 1999 - II


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      CREDIT SUISSE FIRST BOSTON


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                      By:  Pilgrim Investments, Inc.
                      as its investment manager


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      SENIOR DEBT PORTFOLIO
                      By:  Boston Management and Research
                      as investment Advisor


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      SRF TRADING, INC.


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      NATEXIS BANQUE


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ARES III CLO LTD.

                      By: ARES CLO Management LLC,
                                 Investment Manager

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      ARES IV CLO LTD.

                      By: ARES CLO Management IV, L.P.,
                                 Investment Manager

                      By: ARES CLO GP IV, LLC,
                                 Its Managing Member

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ARES V CLO LTD.

                      By: ARES CLO Management V, L.P.,
                                 Investment Manager

                      By: ARES CLO GP V, LLC,
                                 Its Managing Member

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ENDEAVOR

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      PB CAPITAL CORP. NY

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      APEX (IDM) CDO I

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      CYPRESSTREE INVESTMENT PARTNERS II

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ELC CAYMAN CDO SERIES 1999-1

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      ELC CAYMAN LTD. 2000-1

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      GRAYSON & CO

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      GRAYSON CLO 2001-01 LTD.

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      JH WHITNEY MARKET VALUE FUND

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      KZH PAMCO LLC

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      NEMEAN CLO

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      SRV-HIGHLAND, INC.

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      UPPER COLUMBIA CAPITAL CO.

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      WHITNEY PRIVATE DEBT FUND

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      SATELLITE SR. INCOME FUND II


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      MASTER SENIOR FLOATING RATE TRUST


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      ORIX FINANCE CORP I


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------
                      Date:


                      PRESIDENT & FELLOWS OF HARVARD COLLEGE
                      By:  Regiment Capital Management, LLC
                      as its Investment Advisor
                      By:  Regiment capital Advisors, LLC
                      Its Manager and pursuant to delegated authority


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------
                      Date:

                      REGIMENT CAPITAL, LTD
                      By:  Regiment Capital Management, LLC
                      as its Investment Advisor
                      By:  Regiment Capital Advisors, LLC
                      Its Manager and pursuant to delegated authority

                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------
                      Date:

                      OCTAGON INVESTMENT PARTNERS IV, LLC
                      By:  Octagon Credit Investors, LLC
                      as Portfolio Manager


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      UBS AG, STAMFORD BRANCH,
                      By:  UBS Warburg, LLC

                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      CANPARTNERS INVESTMENTS, IV, LLC,
                      A California Limited Liability Borrower


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      DEUTSCHE BANK TRUST COMPANY AMERICAS


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------



                      MOUNTAIN CAPITAL CLO II, LTD.


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      MAGMA CDO LTD


                      By:  /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      BINGHAM CDO LP


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      LEHMAN COMMERCIAL PAPER INC.


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      PPM AMERICA SPECIAL INVESTMENTS FUND, LP
                      By:  PPM AMERICA, INC., as its
                      attorney-in-fact


                      By:
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                      BANK LOAN INCOME PORTFOLIO
                      By:  Merrill Lynch Investment Managers, L.P.,
                              as Investment Advisors

                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      MERRILL LYNCH PRIME RATE PORTFOLIO
                      By:  Merrill Lynch Investment Managers, L.P.,
                              as Investment Advisor

                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                      MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                      By: /s/
                         ---------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------


                      MARATHON SPECIAL OPPORTUNITY
                      MASTER FUND, LTD.
                      By:  Marathon Asset Management, LLC
                      Its: Investment Manager and Authorized
                           Signatory


                      By: /s/
                         -------------------------------------
                      Name:
                           -----------------------------------
                      Title:
                            ----------------------------------

                  CONSENT AND AGREEMENT OF EXISTING GUARANTORS


         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby and agrees to all terms and provisions of the above Amendment applicable to it;


         (b) agrees that each Guaranty, Collateral Document and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Administrative Agent or the Lenders (collectively, the "Guarantor Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Document; and


         (c) acknowledges that its consent and agreement hereto is a condition to the Lenders' obligation under the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.


                                VEMCO, INC.

                                By:  /s/ James E. Butler
                                    -----------------------------------

                                       Title:  Executive Vice President
                                              -------------------------

                                VEMCO LEASING, INC.

                                By:  /s/ James E. Butler
                                    -----------------------------------

                                       Title:  Executive Vice President
                                              -------------------------

                                VENTURE INDUSTRIES CORPORATION

                                By:  /s/ James E. Butler
                                    -----------------------------------

                                       Title:  Executive Vice President
                                              -------------------------


                                VENTURE HOLDINGS CORPORATION

                                By:  /s/ James E. Butler
                                    -----------------------------------

                                       Title:  Executive Vice President
                                              -------------------------

                                VENTURE LEASING COMPANY

                                By:  /s/ James E. Butler
                                    ----------------------------------

                                       Title: Executive Vice President
                                              ------------------------


                                VENTURE MOLD & ENGINEERING
                                   COMPANY

                                By:  /s/ James E. Butler
                                    ----------------------------------

                                       Title: Executive Vice President
                                              ------------------------

                                VENTURE SERVICE COMPANY

                                By:  /s/ James E. Butler
                                    ----------------------------------

                                       Title: Executive Vice President
                                              ------------------------

                                VENTURE EUROPE, INC.

                                By:  /s/ James E. Butler
                                    ----------------------------------

                                       Title: Executive Vice President
                                              ------------------------

                                VENTURE EU CORPORATION

                                By:  /s/ James E. Butler
                                    ----------------------------------

                                       Title: Executive Vice President
                                              ------------------------


                                EXPERIENCE MANAGEMENT LLC

                                By:  /s/ James E. Butler
                                    ----------------------------------

                                       Title: Executive Vice President
                                              ------------------------

                  CONSENT AND AGREEMENT OF AFFILIATE GUARANTORS


         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby and agrees to all terms and provisions of the above Amendment applicable to it;

         (b) to the extent applicable, agrees to execute and deliver to the Administrative Agent each Guaranty, Collateral Document and all other agreements reasonably requested by the Administrative Agent in connection with the above Amendment; and

         (c) acknowledges that its consent and agreement hereto is a condition to the Lenders' obligation under the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                                  VENTURE HEAVY MACHINERY LLC

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  VENTURE REAL ESTATE ACQUISITION
                                   COMPANY

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  VENTURE EQUIPMENT ACQUISITION
                                   COMPANY

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  REALVEN CORPORATION

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  DELUXE PATTERN CORPORATION

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  VENTURE REAL ESTATE, INC.

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  VENTURE AUTOMOTIVE CORPORATION

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  FARM & COUNTRY REAL ESTATE
                                   COMPANY

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                  PATENT HOLDING COMPANY

                                  By:  /s/
                                      -------------------------------

                                         Title:
                                                ---------------------

                                    EXHIBIT A

                                Existing Defaults

1. Default under Sections 7.6 and 7.7 of the Credit Agreement caused by the German Formal Insolvency Proceeding or the insolvency or any insolvency proceeding of the Borrower's French Subsidiary (the "French Insolvency")

2. As of October 1, 2002, violation of representations in Sections 5.5, 5.7, 5.9 (foreign pensions), 5.12, 5.14, 5.21, 5.23, 5.24, 5.29, 5.30 and 5.32 of the
Credit Agreement, each caused by the German Formal Insolvency Proceeding or the French Insolvency, thereby causing a Default under Section 7.1 of the Credit Agreement.

3. As of October 1, 2002 and thereafter, violation of reporting requirements under Section 6.1 of the Credit Agreement pertaining to the entities subject to the German Formal Insolvency Proceeding or the French Insolvency, thereby causing a Default under Section 7.4 of the Credit Agreement.

4. As of October 1, 2002 and thereafter, violation of Section 6.11 of the Credit Agreement caused by debt incurred by the German Insolvency Proceeding Subsidiaries in connection with German Formal Insolvency Proceeding or by the Borrower's French Subsidiary in connection with any French Insolvency, in each case to the extent required under such German Formal Insolvency Proceeding or French Insolvency, thereby causing a default under Section 7.3 of the Credit Agreement.

5. As of October 1, 2002 and thereafter, violation of Section 6.15 of the Credit Agreement caused by liens granted on the assets of the entities subject to the German Formal Insolvency Proceeding or the French Insolvency in connection with the German Formal Insolvency Proceeding or the French Insolvency, as the case may be, in each case to the extent required under such German Formal Insolvency Proceeding or French Insolvency, thereby causing a Default under Section 7.4 of the Credit Agreement.

6. As of October 1, 2002 and thereafter, violation of Section 6.19 of the Credit Agreement caused by violation of payment restrictions in connection with the German Formal Insolvency Proceeding or the French Insolvency, thereby causing a Default under Section 7.3 of the Credit Agreement.

7. As of October 11, 2002, Default under Section 7.5 of the Credit Agreement.

8. Default under Sections 6.16, 7.10 and 7.17 of the Credit Agreement to the extent caused by the German Formal Insolvency Proceeding or the French Insolvency.

9. As of October 1, 2002 and thereafter, violation of the financial covenants contained in Sections 6.25, 6.26, 6.27, 6.28 and 6.29 of the Credit Agreement, caused by the German Formal Insolvency Proceeding or the French Insolvency, thereby causing a default under Section 7.3 of the Credit Agreement.